Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Third Quarter Ended September 29th, 2024

Cautionary Notes and Forward-Looking Statements 2  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.

Third Quarter 2024 Financial Review Main Indicators ($MM) Q3 2024 Q3 2023 Net Revenue 4,585.0 4,360.2 Gross Profit 684.0 345.9 SG&A 144.8 138.6 Operating Income 508.4 206.4 Net Interest 19.5 33.5 Net Income 350.0 121.6 Earnings Per Share (EPS) 1.47 0.51 Adjusted EBITDA* 660.4 324.0 Adjusted EBITDA Margin* 14.4% 7.4% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. In $MM U.S. EU MX Net Revenue 2,773.4 1,308.1 503.5 Adjusted Operating Income* 427.9 76.4 42.9 Adjusted Operating Income Margin* 15.4% 5.8% 8.5% Source: PPC  U.S.: Year-over-year (YoY) increase in commodity market pricing and moderating input costs positively impacted Big Bird business; along with growth with Key Customers in Case Ready and Small Bird driving operating income improvement for the US business; Europe: Significant year-over-year profit improvement due to operational efficiencies and cost reductions; Mexico: profitability decreased YoY due to lower market pricing.  SG&A: higher advertising and marketing costs supporting our branded products  Net interest lower due to lower debt levels and increased interest income on higher cash balance.  Q3 2024 Adjusted EBITDA* YoY increase driven by higher US commodity market pricing, along with lower input costs; growth with our Key Customers and operating efficiencies generated in all regions. 3

- 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2023 2024 5 Yr. Avg.  Trailing 8-month placements increased 1.7% vs. year ago. Pullet Placements Increased 2.0% Y/Y in Q3-2024 Source: USDA Intended Pullet Placements 4

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 2023 2024 5 Yr. Avg. Source: USDA  Broiler layer flock -2.1% YoY in Q3-24.  Eggs/100 +1.8% YoY in Q3-24. Broiler Layer Flock Decreased Y/Y In Q3-24; Eggs/100 Increased Y/Y In Q3-24 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2023 2024 5 Yr. Avg. 5

Egg Sets Increased 3.7% YoY in Q3-24; Hatchability 0.5% Below Q3-23 Levels Source: USDA 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 255,000 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Eg gs (0 00 ) Chicken Eggs Set by Week - USDA 5-yr Range 5-yr Avg 2022 2023 2024 75% 76% 77% 78% 79% 80% 81% 82% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 H at ch ab ili ty (% ) Chicken Hatchability by Week - USDA 5-yr Range 5-yr Avg 2022 2023 2024 6

Source: USDA 7 Broiler Placements Increased 2.6% Above Year-Ago Levels in Q3-24 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 1 2 3 4 5 6 7 8 9 10111213141516171819202122232425262728293031323334353637383940414243444546474849505152 H ea ds (0 00 ) Chicken Placements by Week - USDA 5-yr Range 5-yr Avg 2022 2023 2024

Source: USDA 8 Reduced Head Counts in Small Bird Debone Segment in Q3-24 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 17.3% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.4% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 27.4% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 26.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

• Total Inventory at the end Sep-24 down 6.9% Y/Y and 8.9% below 5-year average after experiencing mild seasonal inventory build to end the quarter. • Breast meat inventories decreased 3.8% Y/Y. • Wing inventories remain tight, 21% below year ago levels. • Dark Meat inventories decreased 9.5% Y/Y. • Other category continues to be large contributor of inventory, also experienced decline of 6.4% from year ago. 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2023 2024 5 Yr. Avg. Industry Cold Storage Supplies in Q3-24 Trended Below Year Ago and 5-Year Average 9Source: USDA

Jumbo Cutout Pricing Trended Above YA and 5-year Average in Q3-24 10Source: PPC, EMI 50 70 90 110 130 150 170 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb Jumbo Cutout 5 Year Range 5 Yr. Avg. 2022 2023 2024

Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. BSB and Tenders Trended Seasonally and Above YA in Q3-24; LQs Stable at the High Levels; Wings Well Above 5-Year Average 11 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2022 2023 2024 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Tenders 5 Year Range 5 Year Average 2022 2023 2024 10.00 20.00 30.00 40.00 50.00 60.00 70.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Leg Quarters 5 Year Range 5 Year Average 2022 2023 2024 10.00 60.00 110.00 160.00 210.00 260.00 310.00 360.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Whole Wings 5 Year Range 5 Year Average 2022 2023 2024

WOG Pricing Trended Down But Above Year Ago in Q3-24 12Source: EMI 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2022 2023 2024

Corn Dynamics Source: PPC 13 US realizes record corn yield, highest ever beginning supply for 24/25 crop year. US stocks grow, while global stocks contract slightly vs prior year Lower prices vs past several years along with smaller than anticipated crops from other N. Hemisphere corn producers create opportunity for solid US corn export demand. China remains absent from global corn import market, limiting price upside Production weather for Argentina & Brazil corn are next major fundamental drivers of corn price 306 293 311 304 313 308 275 280 285 290 295 300 305 310 315 320 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 World Corn Endings stocks (MMT) 1,919 1,235 1,377 1,360 1,760 1,999 0 500 1,000 1,500 2,000 2,500 3,000 19/20 20/21 21/22 22/23 23/24 24/25p US Corn Ending Stocks (MBUs)

Soybean Dynamics Source: PPC 14 US realizes record soy yield, highest ever beginning supply for 24/25 crop year. Both US and global bean ending stocks expected to grow in 24/25 Favorable exchange rate for South American soybean producers leads to continued acreage expansion despite lower CME soybean prices, contributing to overall healthy level of global supply US elections and South American weather will be main driver in oilseed prices Soy crush expands around the globe, limiting upside potential in soybean meal prices 97 100 99 101 112 135 0 20 40 60 80 100 120 140 160 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 World Soy End Stocks (MMT) 525 257 274 264 342 550 0 100 200 300 400 500 600 19/20 20/21 21/22 22/23 23/24 24/25p US Soybean Ending Stocks (MBUs)

Fiscal Year 2024 Capital Spending Source: PPC 15  Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements  Behind 2024 guidance spending pace due to timing of initiation of certain capital projects Capex (US$M)

APPENDIX

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) costs related to litigation settlements, (3) restructuring activities losses, (4) loss on settlement of pension obligations due to plan termination, (5) write-downs of inventory as a result of hurricane, (6) property insurance recoveries for property damage losses, and (7) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 18 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands) Net income $ 349,990 $ 121,567 $ 851,451 $ 188,106 Add: Interest expense, net(a) 19,498 33,530 65,733 112,116 Income tax expense (benefit) 131,609 44,553 284,321 20,488 Depreciation and amortization 110,470 104,300 321,768 307,414 EBITDA 611,567 303,950 1,523,273 628,124 Add: Foreign currency transaction losses (gains)(b) (678) 8,924 (7,240) 43,462 Litigation settlements(c) — 10,500 72,190 34,700 Restructuring activities losses(d) 30,836 940 82,070 38,684 Loss on settlement of pension from plan termination(e) 10,709 — 10,709 — Inventory write-down as a result of hurricane(f) 8,075 — 8,075 — Minus: Property insurance recoveries(e) — — — 19,086 Net income attributable to noncontrolling interest 130 289 867 1,185 Adjusted EBITDA $ 660,379 $ 324,025 $ 1,688,210 $ 724,699 Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 19 a. Interest expense, net, consists of interest expense less interest income. b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment. e. This represents a loss recognized on the settlement of pension plan obligations related to an ongoing plan termination of our two U.S. defined benefit plans. We expect the termination to be substantially complete by the end of the year. f. This primarily represents broiler losses incurred as a result of Hurricane Helene in late September 2024. g. This represents property insurance recoveries primarily for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021. Source: PPC

Appendix: Reconciliation of LTM Adjusted EBITDA 20 The summary unaudited consolidated income statement data for the twelve months ended September 29, 2024 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the nine months ended September 24, 2023 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 31, 2023 and (2) the applicable unaudited consolidated income statement data for the nine months ended September 29, 2024. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 31, 2023 March 31, 2024 June 30, 2024 September 29, 2024 September 29, 2024 (In thousands) Net income $ 134,211 $ 174,938 $ 326,523 $ 349,990 $ 985,662 Add: Interest expense, net 54,505 30,897 15,338 19,498 120,238 Income tax expense 22,417 52,062 100,650 131,609 306,738 Depreciation and amortization 112,486 103,350 107,948 110,470 434,254 EBITDA 323,619 361,247 550,459 611,567 1,846,892 Add: Foreign currency transaction losses (gains) (22,892) (4,337) (2,225) (678) (30,132) Litigation settlements 4,700 940 71,250 — 76,890 Restructuring activities losses 5,661 14,559 36,675 30,836 87,731 Loss on settlement of pension from plan termination — — — 10,709 10,709 Inventory write-down as a result of hurricane — — — 8,075 8,075 Minus: Property insurance recoveries 2,038 — — — 2,038 Net income (loss) attributable to noncontrolling interest (442) 517 220 130 425 Adjusted EBITDA $ 309,492 $ 371,892 $ 655,939 $ 660,379 $ 1,997,702 Source: PPC

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)

	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended	
	September 29, 2024	September 24, 2023	September 29, 2024	September 24, 2023	September 29, 2024	September 24, 2023	September 29, 2024	September 24, 2023
	(In thousands)							
Net income	$ 349,990	$ 121,567	$ 851,451	$ 188,106	7.63 %	2.79 %	6.30 %	1.47 %
Add:								
Interest expense, net	19,498	33,530	65,733	112,116	0.43 %	0.77 %	0.49 %	0.87 %
Income tax expense (benefit)	131,609	44,553	284,321	20,488	2.87 %	1.02 %	2.11 %	0.16 %
Depreciation and amortization	110,470	104,300	321,768	307,414	2.40 %	2.39 %	2.38 %	2.39 %
EBITDA	611,567	303,950	1,523,273	628,124	13.33 %	6.97 %	11.28 %	4.89 %
Add:								
Foreign currency transaction losses (gains)	(678)	8,924	(7,240)	43,462	(0.01)%	0.20 %	(0.05)%	0.33 %
Litigation settlements	—	10,500	72,190	34,700	— %	0.24 %	0.53 %	0.27 %
Restructuring activities losses	30,836	940	82,070	38,684	0.67 %	0.02 %	0.61 %	0.30 %
Loss on settlement of pension from plan termination	10,709	—	10,709	—	0.23 %	— %	0.08 %	— %
Inventory write-down as a result of hurricane	8,075	—	8,075	—	0.18 %	— %	0.06 %	— %
Minus:								
Property insurance recoveries	—	—	—	19,086	— %	— %	— %	0.15 %
Net income attributable to noncontrolling interest	130	289	867	1,185	— %	0.01 %	0.01 %	0.01 %
Adjusted EBITDA	$ 660,379	$ 324,025	$1,688,210	$ 724,699	14.40 %	7.42 %	12.50 %	5.63 %
Net sales	$4,584,979	$4,360,196	$13,506,227	$12,833,915	—	—	—	—

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended September 29, 2024				Three Months Ended September 24, 2023			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ 278,241	$ 36,209	$ 35,540	$ 349,990	$ 31,124	$ 35,743	$ 54,700	$ 121,567
Add:								
Interest expense, net[a]	30,734	(4,195)	(7,041)	19,498	42,331	(649)	(8,152)	33,530
Income tax expense	101,478	14,038	16,093	131,609	20,953	5,550	18,050	44,553
Depreciation and amortization	70,121	34,959	5,390	110,470	63,052	35,927	5,321	104,300
EBITDA	480,574	81,011	49,982	611,567	157,460	76,571	69,919	303,950
Add:								
Foreign currency transaction losses (gains)[b]	(1)	202	(879)	(678)	6,168	2,933	(177)	8,924
Litigation settlements[c]	—	—	—	—	10,500	—	—	10,500
Restructuring activities losses[d]	—	30,836	—	30,836	—	940	—	940
Loss on settlement of pension from plan termination[e]	10,709	—	—	10,709	—	—	—	—
Inventory write-down as a result of hurricane[f]	8,075	—	—	8,075	—	—	—	—
Minus:								
Net income attributable to noncontrolling interest	—	—	130	130	—	—	289	289
Adjusted EBITDA	$ 499,357	$ 112,049	$ 48,973	$ 660,379	$ 174,128	$ 80,444	$ 69,453	$ 324,025

Source: PPC

22

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Nine Months Ended September 29, 2024				Nine Months Ended September 24, 2023			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 579,948	$ 102,232	$ 169,271	$ 851,451	$ (43,801)	$ 68,485	$ 163,422	$ 188,106
Add:								
Interest expense, net[(a)]	100,266	(8,734)	(25,799)	65,733	127,234	(1,470)	(13,648)	112,116
Income tax expense (benefit)	215,655	9,383	59,283	284,321	(9,895)	4,743	25,640	20,488
Depreciation and amortization	200,006	104,852	16,910	321,768	187,048	103,483	16,883	307,414
EBITDA	1,095,875	207,733	219,665	1,523,273	260,586	175,241	192,297	628,124
Add:								
Foreign currency transaction losses (gains)[(b)]	—	(53)	(7,187)	(7,240)	55,027	835	(12,400)	43,462
Litigation settlements[(c)]	72,190	—	—	72,190	34,700	—	—	34,700
Restructuring activities losses[(d)]	—	82,070	—	82,070	—	38,684	—	38,684
Loss on settlement of pension from plan termination[(e)]	10,709	—	—	10,709	—	—	—	—
Inventory write-down as a result of hurricane[(f)]	8,075	—	—	8,075	—	—	—	—
Minus:								
Property insurance recoveries[(e)]	—	—	—	—	19,086	—	—	19,086
Net income attributable to noncontrolling interest	—	—	867	867	—	—	1,185	1,185
Adjusted EBITDA	$1,186,849	$ 289,750	$ 211,611	$1,688,210	$ 331,227	$ 214,760	$ 178,712	$ 724,699

Source: PPC

23

Appendix: Reconciliation of Adjusted EBITDA by Segment 24 a. Interest expense, net, consists of interest expense less interest income. b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment. e. This represents a loss recognized on the settlement of pension plan obligations related to an ongoing plan termination of our two U.S. defined benefit plans. We expect the termination to be substantially complete by the end of the year. f. This primarily represents broiler losses incurred as a result of Hurricane Helene in late September 2024. g. This represents property insurance recoveries primarily for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021. Source: PPC

Appendix: Reconciliation of Adjusted Operating Income 25 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands) GAAP operating income, U.S. operations $ 419,844 $ 101,382 $ 907,249 $ 110,541 Litigation settlements — 10,500 72,190 34,700 Inventory write-down as a result of hurricane 8,075 — 8,075 — Adjusted operating income, U.S. operations $ 427,919 $ 111,882 $ 987,514 $ 145,241 Adjusted operating income margin, U.S. operations 15.4% 4.5% 12.3% 2.0 % Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands) GAAP operating income, Europe operations $ 45,601 $ 42,809 $ 100,710 $ 70,583 Restructuring activities losses 30,836 940 82,070 38,684 Adjusted operating income, Europe operations $ 76,437 $ 43,749 $ 182,780 $ 109,267 Adjusted operating income margin, Europe operations 5.8% 3.3% 4.7% 2.8 % Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands) GAAP operating income, Mexico operations $ 42,909 $ 62,182 $ 191,459 $ 157,076 No adjustments — — — — Adjusted operating income, Mexico operations $ 42,909 $ 62,182 $ 191,459 $ 157,076 Adjusted operating income margin, Mexico operations 8.5% 11.1% 11.9% 9.8%

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 26 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In percent) GAAP operating income margin, U.S. operations 15.1% 4.1% 11.3% 1.5 % Litigation settlements — % 0.4% 0.9% 0.5 % Inventory write-down as a result of hurricane 0.3% — % 0.1% — % Adjusted operating income margin, U.S. operations 15.4% 4.5% 12.3% 2.0 % Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In percent) GAAP operating income margin, Europe operations 3.5% 3.3% 2.6% 1.8 % Restructuring activities losses 2.3% — % 2.1% 1.0 % Adjusted operating income margin, Europe operations 5.8% 3.3% 4.7% 2.8 % Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In percent) GAAP operating income margin, Mexico operations 8.5% 11.1% 11.9% 9.8 % No adjustments — % — % — % — % Adjusted operating income margin, Mexico operations 8.5% 11.1% 11.9% 9.8 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 27 (a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands, except per share data) Net income attributable to Pilgrim's $ 349,860 $ 121,278 $ 850,584 $ 186,921 Add: Foreign currency transaction losses (gains) (678) 8,924 (7,240) 43,462 Litigation settlements — 10,500 72,190 34,700 Restructuring activities losses 30,836 940 82,070 38,684 Loss on settlement of pension from plan termination 10,709 — 10,709 — Inventory write-down as a result of hurricane 8,075 — 8,075 — Minus: Gain on early extinguishment of debt (52) — 11,159 — Property insurance recoveries — — — 19,086 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 398,854 141,642 1,005,229 284,681 Net tax impact of adjustments(a) (11,857) (4,927) (37,423) (23,657) Adjusted net income attributable to Pilgrim's $ 386,997 $ 136,715 $ 967,806 $ 261,024 Weighted average diluted shares of common stock outstanding 237,891 237,347 237,686 237,244 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.63 $ 0.58 $ 4.07 $ 1.10 Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 28 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands, except per share data) GAAP EPS $ 1.47 $ 0.51 $ 3.58 $ 0.79 Add: Foreign currency transaction losses (gains) — 0.04 (0.03) 0.18 Litigation settlements — 0.04 0.30 0.15 Restructuring activities losses 0.13 — 0.35 0.16 Loss on settlement of pension from plan termination 0.05 — 0.05 — Inventory write-down as a result of hurricane 0.03 — 0.03 — Minus: Gain on early extinguishment of debt — — 0.05 — Property insurance recoveries — — — 0.08 Adjusted EPS before tax impact of adjustments 1.68 0.59 4.23 1.20 Net tax impact of adjustments(a) (0.05) (0.01) (0.16) (0.10) Adjusted EPS $ 1.63 $ 0.58 $ 4.07 $ 1.10 Weighted average diluted shares of co mon stock outstanding 237,891 237,347 237,686 237,244 Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 29Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Nine Months Ended September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,773,391 $ 2,488,317 $ 8,016,688 $ 7,367,093 Europe 1,308,127 1,312,205 3,877,571 3,862,219 Mexico 503,461 559,674 1,611,968 1,604,603 Total net sales $ 4,584,979 $ 4,360,196 $ 13,506,227 $ 12,833,915 Sources of cost of sales by geographic region of origin: U.S. $ 2,280,425 $ 2,317,661 $ 6,834,091 $ 7,044,003 Europe 1,176,286 1,216,258 3,539,695 3,595,051 Mexico 444,298 480,395 1,372,936 1,397,294 Elimination — — — 213 Total cost of sales $ 3,901,009 $ 4,014,314 $ 11,746,722 $ 12,036,561 Sources of gross profit by geographic region of origin: U.S. $ 492,966 $ 170,656 $ 1,182,597 $ 323,090 Europe 131,841 95,947 337,876 267,168 Mexico 59,163 79,279 239,032 207,309 Elimination — — — (213) Total gross profit $ 683,970 $ 345,882 $ 1,759,505 $ 797,354 Sources of operating income by geographic region of origin: U.S. $ 419,844 $ 101,382 $ 907,249 $ 110,541 Europe 45,601 42,809 100,710 70,583 Mexico 42,909 62,182 191,459 157,076 Elimination — — — (213) Total operating income $ 508,354 $ 206,373 $ 1,199,418 $ 337,987